Exhibit 10.1

THIRD COAST BANCSHARES, INC.

2013 STOCK OPTION PLAN

SECTION 1. Purpose of the Plan. The purpose of the Third Coast Bancshares, Inc. 2013 Stock Option Plan (“Plan”) is to encourage ownership of common stock, $1.00 par value (“Common Stock”), of Third Coast Bancshares, Inc., a Texas corporation and registered Company holding company (the “Company”), by key employees, directors, advisory directors and other service providers of the Company and its Affiliates (as defined below) and to provide increased incentive for such key employees and directors to render services and to exert maximum effort for the success of the Company. In addition, the Company expects that the Plan will further strengthen the identification of the key employees, directors, advisory directors and other service providers with the stockholders. Certain options to be granted under this Plan are intended to qualify as incentive stock options (“ISOs”) pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (“Code”), while other options granted under this Plan will be nonqualified options which are not intended to qualify as ISOs (“Nonqualified Options”), either or both as provided in the agreements evidencing the options as provided in Section 6 hereof. As used in this Plan, the term “Affiliates” means any entity with whom the Company would be considered a single employer under Code Section 414(b) or 414(c); provided, however, that in applying Code Section 1563(a)(1), (2) and (3) for purposes of determining a controlled group of corporations under Code Section 414(b), the language “at least 50 percent” is used instead of “at least 80 percent” each place it appears in Code Section 1563(a)(1), (2) and (3), and in applying Treasury Regulation Section 1.414(c)-2 for purposes of determining trades or businesses that are under common control for purposes of Code Section 414(c), the language “at least 50 percent” is used instead of “at least 80 percent” each place it appears in Section 1.414(c)-2.

SECTION 2. Administration of the Plan.

(a) Composition of Committee. The Plan shall be administered by the Compensation Committee (the “Committee”) designated by the Board of Directors of the Company (the “Board”), which shall also designate the Chairman of the Committee. If the Company is governed by Section 16 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), the Committee shall consist solely of two or more “Non-Employee Directors” within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission (the “Commission”) under the Exchange Act.

(b) Committee Action. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum, and all determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote of its members at a meeting duly called and held. The Committee may designate the Secretary of the Company or other Company employees to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute award agreements or other documents on behalf of the Committee and the Company. Any duly constituted committee of the Board satisfying the qualifications of this Section 2 may be appointed as the Committee.

(c) Committee Expenses. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons.

SECTION 3. Stock Reserved for the Plan. Subject to adjustment as provided in Section 6 hereof, the maximum aggregate number of shares of Common Stock that may be issued under the Plan is 500,000, any or all of which may be issued through ISOs. The shares subject to the Plan shall consist of authorized but unissued shares of Common Stock or previously issued shares of Common Stock reacquired and held by the Company and such number of shares shall be and is hereby reserved for sale for such purpose. Shares of Common Stock shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to the exercise of an option. To the extent that an option lapses or is canceled or the rights of its Optionee terminate or the option is cashed-out, any Common Stock subject to such option shall again be available for grant under an option. Any shares of Common Stock which may remain unsold and which are not subject to outstanding options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan or the termination of the last of the options granted under the Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan.

SECTION 4. Eligibility. A recipient of an option under the Plan shall be referred to as an “Optionee.” Nonqualified Options may be granted to all key employees, directors, advisory directors and other service providers of the Company or its Affiliates, including Affiliates that become such after adoption of the Plan. ISOs may be granted only to key employees of the Company, a “parent corporation” of the Company (within the meaning of Code Section 424(e)) or a “subsidiary corporation” of the Company (within the meaning of Code Section 424(f)), including an entity that becomes a parent corporation or a subsidiary corporation after adoption of the Plan. An Optionee must be a key employee, director, advisory director, other employee as approved by the Compensation Committee or other service provider at the time the option is granted. A key employee, director, advisory director, other employee as approved by the Compensation Committee or other service provider who has been granted an option hereunder may be granted an additional option or options, if the Committee shall so determine.

SECTION 5. Grant of Options.

(a) Committee Discretion. Except where the Committee has explicitly given the authority to some other individual, the Committee shall have sole and absolute discretionary authority (i) to select the key employees, directors, advisory directors, other employee as approved by the Compensation Committee and other service providers who are to receive options under the Plan, (ii) to determine the number of shares of Common Stock to be covered by such options and the terms thereof, and (iii) to determine the type of option granted: ISO, Nonqualified Option or a combination of ISOs and Nonqualified Options. If the Company is governed by Section 16 of the Exchange Act, the Committee shall specifically pre-approve each grant to each Optionee subject to Section 16(b) in accordance with Rule 16b-3 as amended, unless such grant is or will be otherwise exempt from Section 16(b). The Committee shall thereupon grant options in accordance with such determinations as evidenced by a written option agreement. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the option agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Board may exercise the same discretionary authority as the Committee.

(b) Stockholder Approval. All ISOs granted under this Plan are subject to, and may not be exercised before, the approval of this Plan by the stockholders prior to the first anniversary date of the Board meeting held to approve the Plan, by the affirmative vote of the holders of a majority of the shares of the Company present, or represented by proxy, and entitled to vote at a meeting at which a quorum is present, or by written consent in accordance with the laws of the United States and the State of Texas, as may be applicable; provided that if such approval by the stockholders of the Company is not forthcoming, all ISOs previously granted under this Plan shall be void.

(c) Limitation on Incentive Stock Options. Except as otherwise provided under the Code or applicable regulations, to the extent that the aggregate fair market value (determined in accordance with Section 6(b) of this Plan at the time the option is granted) of the Common Stock with respect to which ISOs (determined without regard to this paragraph) are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds $100,000, such options shall be treated as Nonqualified Options.

SECTION 6. Terms and Conditions. Each option granted under the Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate.

(a) Option Period. The Committee shall promptly notify the Optionee of the option grant and a written agreement shall promptly be executed and delivered by and on behalf of the Company and the Optionee, provided that the option grant shall expire if a written agreement is not signed by said Optionee (or his agent or attorney) and returned to the Company within 60 days from date of receipt by the Optionee of such agreement. The Committee may, in its discretion, waive or extend the 60-day requirement for a signed agreement. The date of grant shall be the date the option is actually granted by the Committee, even though the written agreement may be executed and delivered by the Company and the Optionee after that date. Each option agreement shall specify the period for which the option thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the option shall expire at the end of such period. However, in the case of an ISO granted to an individual who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its Affiliate (“Ten Percent Stockholder”), such period shall not exceed five years from the date of grant.

(b) Option Price. The purchase price of each share of Common Stock subject to each option granted pursuant to the Plan shall be determined by the Committee at the time the option is granted and shall never be less than 100% of the fair market value of a share of Common Stock on the date the option is granted. In the case of an ISO granted to a Ten Percent Stockholder, the option price shall not be less than 110% of the fair market value of a share of Common Stock on the date the option is granted.

For all purposes under this Plan, the fair market value of a share of Common Stock on a particular date shall be equal to the closing sales price of the Common Stock on the exchange on which the Common Stock is traded on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. In the event the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate, consistent with Treasury regulations and other formal Internal Revenue Service guidance under Code Section 409A so that options granted under this Plan shall not constitute deferred compensation subject to Code Section 409A.

(c) Exercise Period. The Committee may provide in the option agreement that an option may be exercised immediately or over the period of the grant and in whole or in increments. However, no portion of any ISO may be exercisable by an Optionee prior to the approval of the Plan by the stockholders of the Company.

(d) Procedure for Exercise. Options shall be exercised by the delivery of written notice to the Secretary of the Company setting forth the number of shares with respect to which the option is being exercised. Such notice shall be accompanied by (i) cash, cashier’s check, Company draft, or postal or express money order payable to the order of the Company, (ii) subject to the approval of the Committee, certificates representing “mature shares” of Common Stock theretofore owned by the Optionee duly endorsed for transfer to the Company, (iii) delivery of a properly executed exercise notice together with unconditional and irrevocable instructions to a broker, in a form acceptable to the Committee, to promptly sell a sufficient portion of the shares and requiring prompt delivery to the Company of the amount of sale proceeds needed to pay the option purchase price and all applicable withholding taxes resulting from the exercise of the option (a so-called “cashless exercise”), or (iv) any combination of the preceding, equal in value to the full amount of the exercise price. For purposes of this Plan, “mature shares” means shares of Common Stock that an Optionee has held free of any transferability restrictions or risk of forfeiture for at least six (6) months. Notice may also be delivered by fax or telecopy provided that the purchase price of such shares is delivered to the Company via wire transfer on the same day the fax is received by the Company. The notice shall specify the address to which the certificates for such shares are to be mailed. An option to purchase shares of Common Stock in accordance with this Plan shall be deemed to have been exercised immediately prior to the close of business on the date (i) written notice of such exercise and (ii) payment in full of the exercise price for the number of shares for which options are being exercised, are both received by the Company and the Optionee shall be treated for all purposes as the record holder of such shares of Common Stock as of such date. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the Optionee’s name or such other name as Optionee directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Optionee at the address specified pursuant to this Section 6(d).

(e) Termination of Employment or Service. If an Optionee to whom an option is granted ceases to be employed by the Company or an Affiliate or ceases to serve as a director or advisory director or as a service provider for any reason other than death or disability, any option or portion thereof which is not exercisable on the date of such termination of employment or cessation of service shall immediately expire, and any option or portion thereof which is exercisable on the date of such termination of employment or cessation of service may be exercised during a 90-day period after such date (after which period the option shall expire), but in no event may the option be exercised (i) pursuant to the “cashless exercise” described in Section 6(d)(iii) above, or (ii) after its expiration under the terms of the option agreement, unless the Committee authorizes otherwise; provided, however, that if an Optionee’s employment or service is terminated because of the Optionee’s theft or embezzlement from the Company or an Affiliate, disclosure of trade secrets of the Company or an Affiliate or the commission of a willful, felonious act while in the employment or service of the Company or an Affiliate (such reasons shall hereinafter be collectively referred to as “for cause”), then any option or unexercised portion thereof granted to said Optionee shall immediately expire upon such termination of employment or cessation of service.

(f) Disability or Death of Optionee. In the event of the determination of disability or death of an Optionee under the Plan while the Optionee is employed by the Company or an Affiliate or while the Optionee serves as a director or advisory director or as a service provider, any option or portion thereof which is not exercisable on the date of such determination of disability or death shall immediately expire, and any option or portion thereof which is exercisable on the date of such determination of disability or death may be exercised at any time and from time to time, within a 90-day period after the date of such determination of disability or death, by the Optionee, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the option shall pass by will or the laws of descent and distribution (after which period the option will expire), but in no event may the option be exercised after its expiration under the terms of the option agreement. An Optionee shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he or she is incapable of performing services for the Company or an Affiliate of the kind he or she was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

(g) Assignability. An option granted pursuant to this Plan shall not be assignable or otherwise transferable by the Optionee otherwise than by Optionee’s will or by the laws of descent and distribution unless notification is given to the Committee in writing. During the lifetime of an Optionee, an option shall be exercisable only by such Optionee or his authorized legal representative. Any heir or legatee of the Optionee shall take rights granted herein and in the option agreement subject to the terms and conditions hereof and thereof. No such transfer of any option to heirs or legatees of the Optionee shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

(h) Incentive Stock Options. Each option agreement may contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify under the Code an option designated as an ISO.

(i) No Rights as Stockholder. No Optionee shall have any rights as a stockholder with respect to shares covered by an option until the option is exercised by the written notice and accompanied by payment as provided in Section 6(d) above.

(j) Extraordinary Corporate Transactions. The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary), (iii) any person or entity (including a “group” as contemplated by Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock, (iv) the Company is to be dissolved and liquidated, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event in clauses (i) through (v) above is referred to herein as a “Corporate Change”), then subject to the limitations described below, all options held by an Optionee shall immediately vest and become exercisable, and thereafter upon any exercise of an option theretofore granted the Optionee shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock as to which option shall then be exercisable, the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the Corporate Change if, immediately prior to such Corporate Change, the Optionee had been the holder of record of the number of shares of Common Stock as to which such option is then exercisable. Notwithstanding the foregoing, in the event of a Corporate Change, the Committee, in its discretion, shall act to effect one or more of the following alternatives with respect to outstanding options, which may vary among individual Optionees and which may vary among options held by any individual Optionee: (1) determine a reasonable period of time on or before a specified date (before or after such Corporate Change) after which specified date all unexercised options and all rights of Optionees thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Optionees of some or all of the outstanding options held by such Optionees (irrespective of whether such options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such options and the Company shall pay to each Optionee an amount of cash per share equal to the excess, if any, of the fair market value of the shares subject to such option over the exercise price(s) under such options for such shares, or (3) provide that thereafter upon any exercise of an option theretofore granted, the Optionee shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock then covered by such option, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of an agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution, the Optionee had been the holder of record of the number of shares of Common Stock then covered by such option. Written notice of the date of such Corporate Change and such action by the Committee shall be given to Optionee at least 20 days and not more than 90 days prior to the date of the Corporate Change; provided that, in the case of (iii) or (v) above, if the Company does not have knowledge of the proposed Corporate change at least 20 days prior to the effective date of the Corporate Change, it shall provide notice of such change as soon as practical. The provisions contained in this section shall not terminate any rights of the Optionee to further payments pursuant to any other agreement with the Company following a Corporate Change.

(k) Changes in Company’s Capital Structure. If the outstanding shares of Common Stock or other securities of the Company, or both, for which the option is then exercisable shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, or reorganization, the number and kind of shares of Common Stock or other securities which are subject to the Plan or subject to any options theretofore granted, and the option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares or other securities without changing the aggregate option price.

(l) No Adjustment. Except as hereinbefore expressly provided, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to options theretofore granted or the purchase price per share, unless the Committee shall determine, in its sole discretion, than an adjustment is necessary to provide equitable treatment to Optionee.

(m) Acceleration of Options. Notwithstanding anything to the contrary contained in this Plan, the Committee may, in its sole discretion, accelerate the time at which any option may be exercised, including, but not limited to, upon the occurrence of the events specified in this Section 6.

(n) Restrictions During First Three Years of Plan. Notwithstanding the other terms of the Plan, during the three-year period following adoption of the Plan, (a) options granted under the Plan shall vest over at least a three-year term in approximately equal amounts each year, (b) the vesting of options may not be accelerated without approval of the Company’s primary regulator and (c) options may be exercised only by the payment of cash consideration.

SECTION 7. Amendments or Termination. The Board may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any Optionee, without his consent, under any option theretofore granted, or which, without the approval of the stockholders, would: (i) except as is provided in Section 6(k) of the Plan, increase the total number of shares reserved for the purposes of the Plan, (ii) change the class of persons eligible to participate in the Plan as provided in Section 4 of the Plan, (iii) extend the applicable maximum option period provided for in Section 6(a) of the Plan, (iv) extend the expiration date of this Plan set forth in Section 14 of the Plan, (v) except as provided in Section 6(k) of the Plan, decrease to any extent the option price of any option granted under the Plan or (vi) withdraw the administration of the Plan from the Committee. Further, no amendment shall be made without approval of the stockholders if such approval is required to comply with Rule 16b-3, any rule promulgated by the exchange on which Common Stock is tradeable, or any applicable provision of the Code or any successor provisions.

SECTION 8. Compliance With Other Laws and Regulations. The Plan, the grant and exercise of options thereunder, and the obligation of the Company to sell and deliver shares under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Any adjustments provided for in Sections 6(j), 6(k) and 6(l) shall be subject to any shareholder action required by Texas or federal law.

SECTION 9. Purchase for Investment. Unless the options and shares of Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person exercising an option under this Plan may be required by the Company to give a representation in writing that he or she is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

SECTION 10. Taxes.

(a) The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options granted under this Plan.

(b) Notwithstanding the terms of Section 10(a), any Optionee may pay all or any portion of the taxes required to be withheld by the Company or paid by him or her in connection with the exercise of a Nonqualified Option by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with Section 6(b), equal to the amount required to be withheld or paid; provided, however, that, if the Optionee is subject to Section 16 of the Exchange Act, such tax withholding or delivery right must be specifically pre-approved by the Committee as a feature of the option or otherwise approved in accordance with Rule 16b-3. An Optionee must make the foregoing election on or before the date that the amount of tax to be withheld is determined. All such elections are irrevocable and subject to disapproval by the Committee.

SECTION 11. Replacement of Options. The Committee from time to time may permit an Optionee under the Plan to surrender for cancellation any unexercised outstanding option and receive from the Company in exchange an option for such number of shares of Common Stock as may be designated by the Committee. The Committee may, with the consent of the person entitled to exercise any outstanding option, amend such option.

SECTION 12. No Right to Company Employment or Service. Optionees shall be considered to be in the employment of the Company or its Affiliates or in service on the Board or as a service provider so long as they remain employees, directors, advisory directors or other service providers of the Company or its Affiliates. Any questions as to whether and when there has been a termination of such employment or service and the cause of such termination shall be determined by the Committee, and its determination shall be final. Nothing contained herein or as a result of any option granted pursuant to this Plan shall be construed as conferring upon the Optionee the right to continue in the employ or service of the Company or its Affiliates, nor shall anything contained herein be construed or interpreted to limit the “employment at will” relationship between the Optionee and the Company or its Affiliates. The option agreements may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

SECTION 13. Liability of Company. The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to an Optionee or other persons as to:

(a) Non-Issuance of Shares. The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

(b) Tax Consequences. Any tax consequence expected, but not realized, by any Optionee or other person due to the exercise of any option granted hereunder.

SECTION 14. Effectiveness and Expiration of Plan. The Plan shall be effective on the date the Board adopts the Plan. If the stockholders of the Company fail to approve the Plan within twelve months of the date the Board adopts the Plan, the Plan shall terminate and all options previously granted under the Plan shall become void and of no effect. The Plan shall expire ten years after the date the Board adopts the Plan and thereafter no option shall be granted pursuant to the Plan.

SECTION 15. Exercise or Forfeit. Pursuant to a directive of the Federal Deposit Insurance Corporation (“FDIC”), all options shall be subject to the conditions provided in this paragraph. If the Company’s capital falls below the minimum requirements contained in 12 C.F.R. Part 325, or falls below a higher requirement as determined by the FDIC in connection with a cease and desist order, consent order, formal written agreement or Prompt Corrective Action directive, the FDIC may direct the Company to require the Optionee to exercise or forfeit his or her rights pursuant to the option. The Company will notify the Optionee within 45 days from the date the FDIC notifies the Company in writing that the Optionee must exercise or forfeit his or her rights pursuant to the option. The Company will cancel the option if it is not exercised within 21 days of the Company’s notification. The Company has agreed to comply with any FDIC request that the Company invoke its right to require the Optionee to exercise or forfeit its rights pursuant to the option under the circumstances stated herein.

SECTION 16. Non-Exclusivity of the Plan. Neither the adoption by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

SECTION 17. Governing Law. This Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the State of Texas and applicable federal law.

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